UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): AUGUST 19, 2005 (MAY 3, 2005)

                        HEALTH OUTCOMES MANAGEMENT, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

         0-9587                                         41-1546471
(Commission File Number)                 (I.R.S. Employer Identification Number)

                        525 WASHINGTON BLVD., SUITE 3600
                          JERSEY CITY, NEW JERSEY 07310
          (Address of Principal Executive Offices, including Zip Code)

                                 (201) 216-0100
              (Registrant's Telephone Number, including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (SEE General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425). |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      As previously reported on Form 8-K, on May 3, 2005, Health Outcomes Management, Inc. (the "Company") completed the merger ("Merger") of its wholly-owned subsidiary, Hudson Acquisition Corp. with Hudson Securities, Inc. ("Hudson") a privately-held corporation, whereby Hudson was the surviving entity in the Merger and as such has become a wholly-owned subsidiary of the Company. In connection with the Merger the former stockholders of Hudson now control the board of directors of the Company and 94.0% of the outstanding shares of common stock of the Company. Attached as exhibit 99.2 are the audited financial statements of Hudson for the fiscal years ended March 31, 2005 and 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) FINANCIAL INFORMATION. Financial Statements of Hudson Securities Inc. for the years ended March 31, 2005 and 2004.

      (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

      (c) EXHIBITS

Set forth below is a list of Exhibits included as part of this Current Report.

2.1* Agreement and Plan of Merger between Health Outcome Management, Inc. Hudson Acquisition, Inc and Hudson Securities, Inc. dated December 22, 2004
99.1**  Press release dated May 3, 2005
99.2*** Hudson Securities, Inc. Financial Statements for the years ended March
        31, 2005 and March 31, 2004

* Previously filed as Exhibit 2.1 to the Company's Form 8-K filed with the SEC on December 28, 2004.
** Previously Filed as Exhibit 99.1 to the Company's Form 8-K filed with the SEC on May 4, 2005.
***     Filed herewith.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HEALTH OUTCOMES MANAGEMENT, INC.


Date: August 19, 2005                           By: /s/ Martin Cunningham
                                                --------------------------------
                                                Martin Cunningham, Chairman and
                                                Chief Executive Officer


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